Going Concern and Management Plans	12 Months Ended
Dec. 31, 2014
Going Concern and Management Plans [Abstract]
GOING CONCERN AND MANAGEMENT PLANS

NOTE 2 - GOING CONCERN AND MANAGEMENT PLANS

The Company is an early stage entity and incurred net losses of $7,076,609 during the year ended December 31, 2014. As of December 31, 2014 the Company had working capital and stockholders’ equity of $2,579,121 and $2,735,344, respectively. In order to execute the Company's long-term strategic plan to develop and commercialize its core products, the Company will need to raise additional funds, through public or private equity offerings, debt financings, or other means. The Company can give no assurance that the cash raised subsequent to December 31, 2014 or any additional funds raised will be sufficient to execute its business plan. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company can give no assurance that additional funds will be available on reasonable terms, or available at all, or that it will generate sufficient revenue to alleviate these conditions.

The Company’s ability to execute its business plan is dependent upon its ability to raise additional equity, secure debt financing, and/or generate revenue. Should the Company not be successful in obtaining the necessary financing, or generate sufficient revenue to fund its operations, the Company would need to curtail certain of its operational activities. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.